                                                                   Exhibit 99(i)


                        Report of Independent Auditors


Members
MidSouth Sign Company, LLC


We have audited the accompanying balance sheets of MidSouth Sign Company, LLC as of December 31, 2000 and 1999, and the related statements of operations and changes in members' deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MidSouth Sign Company, LLC as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with generally accepted accounting principles in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of computing depreciation in 1998.

                                         s/s:  Coulter & Justus, P.C.


February 2, 2001

                          MidSouth Sign Company, LLC

                                Balance Sheets

                                                                   2000         1999
                                                                 -----------------------
Assets
Current assets:
 Cash                                                            $    2,389   $   73,506
 Trade accounts receivable, net of allowance for
  doubtful accounts of $15,000, $26,000, and $92,000 in
  2000, 1999, and 1998, respectively                              1,151,811      700,442
 Costs and estimated earnings in excess of billings on
  uncompleted contracts                                              73,816            -
 Inventories:
  Raw materials                                                      98,432      114,227
  Work in process                                                    64,283       49,227
  Finished goods                                                    137,435      172,474
                                                                 -----------------------
 Total inventories                                                  300,150      335,928

Prepaid expenses and other current assets                            15,312          121
                                                                 -----------------------
Total current assets                                              1,543,478    1,109,997

Property, plant and equipment:
 Land                                                                25,000       25,000
 Building and improvements                                          285,528      236,914
 Leasehold improvements                                              11,294        7,800
 Machinery and equipment                                            554,890      392,567
 Furniture and fixtures                                             120,205      112,920
 Automobiles                                                        335,123      347,623
                                                                 -----------------------
Total property, plant and equipment                               1,332,040    1,122,824
 Less accumulated depreciation and amortization                     514,717      341,898
                                                                 -----------------------
Net property, plant and equipment                                   817,323      780,926

Other assets                                                        215,858      239,951
                                                                 -----------------------

Total assets                                                     $2,576,659   $2,130,874
                                                                 =======================

                                                                    2000           1999
                                                                 --------------------------
Liabilities and members' deficit
Current liabilities:
 Accounts payable                                                $   584,713    $   234,643
 Billings in excess of costs and estimated earnings
  on uncompleted contracts                                                 -         68,443
 Accrued expenses                                                    384,369        226,030
 Accrued salaries and related expenses                                73,584         43,469
 Note payable to bank                                                150,000              -
 Current portion of long-term debt                                   304,590        126,005
 Current portion of capital lease obligations                         48,626         31,144
 Current portion of notes payable to members                          53,373         48,177
 Notes payable to related parties                                          -         34,375
                                                                 --------------------------
Total current liabilities                                          1,599,255        812,286

Deferred gain on sale of asset                                        14,760              -
Long-term debt, less current portion                                 240,469        545,059
Capital lease obligations, less current portion                       69,581         75,467
Notes payable to members                                           1,668,280      1,721,653
                                                                 --------------------------
Total liabilities                                                  3,592,345      3,154,465

Members' deficit                                                  (1,015,686)    (1,023,591)




                                                                 --------------------------

Total liabilities and members' deficit                           $ 2,576,659    $ 2,130,874
                                                                 ==========================


See accompanying Notes to Financial Statements.

                          MidSouth Sign Company, LLC

           Statements of Operations and Changes in Members' Deficit

                                                           Year ended December 31
                                                     2000            1999          1998
                                                  ----------------------------------------
Net sales                                         $7,312,296     $ 5,854,549   $ 4,645,525
Cost of sales                                      6,137,276       4,210,299     3,871,280
                                                  ----------------------------------------
Gross profit                                       1,175,020       1,644,250       774,245

General and administrative expenses                1,075,673         913,936       898,621
                                                  ----------------------------------------
Operating (loss) income                               99,347         730,314      (124,376)

Other (income) expenses:
 Interest expense                                     92,577          98,461        72,510
 Other                                                (1,135)              -             -
                                                  ----------------------------------------
Net other (income) expenses                           91,442          98,461        72,510
                                                  ----------------------------------------
Net income (loss) before cumulative
 effect of change in accounting principle              7,905         631,853      (196,886)

Cumulative effect of change in
 accounting principle for depreciation                      -              -        38,580
                                                  ----------------------------------------
Net income (loss)                                       7,905        631,853      (158,306)

Members' deficit at beginning of year              (1,023,591)    (1,475,444)   (1,317,138)
Distribution to members                                     -       (180,000)            -
                                                  ----------------------------------------
Members' deficit at end of year                   $(1,015,686)   $(1,023,591)  $(1,475,444)
                                                  ========================================



See accompanying Notes to Financial Statements.

                          MidSouth Sign Company, LLC

                           Statements of Cash Flows

                                                                                 Year ended December 31
                                                                      2000               1999                1998
                                                                   -------------------------------------------------
Operating activities
Net income (loss)                                                  $   7,905           $ 631,853           $(158,306)
Adjustments to reconcile net income (loss) to net
 cash provided (used) by operating activities:
  Depreciation and amortization                                      205,441             183,930              78,080
  Changes in operating assets and liabilities:
   Trade accounts receivable                                        (451,369)           (133,291)           (502,478)
   Costs and estimated earnings in excess of billings
    on uncompleted contracts                                         (73,816)             39,663             (39,663)
   Inventories                                                        35,778             (43,061)           (181,849)
   Prepaid expenses and other current assets                         (15,191)              5,879              (6,000)
   Accounts payable                                                  350,070            (416,764)            425,900
   Billings in excess of costs and estimated earnings
    on uncompleted contracts                                         (68,443)             68,443                   -
   Accrued expenses                                                  158,339              35,471             112,664
   Accrued salaries and related expenses                              30,115               1,632             (51,150)
                                                                   -------------------------------------------------
Net cash provided (used) by operating activities                     178,829             373,755            (322,802)

Investing activities
Proceeds from sale of property, plant and equipment                   39,230                   -                   -
Purchases of property, plant and equipment                          (242,215)           (139,727)           (513,205)
                                                                   -------------------------------------------------
Net cash (used) provided by investing activities                    (202,985)           (139,727)           (513,205)

Financing activities
Proceeds from long-term debt                                               -             365,016             202,447
Proceeds from capital lease obligations                               48,027              25,555             111,456
Advances from members                                                      -                   -             785,500
Distributions to members                                                   -            (180,000)                  -
Advances from related parties                                              -             134,375                   -
Proceeds from revolving note payable                                 150,000                   -                   -
Principal payments on long-term debt                                (126,005)           (376,222)           (172,873)
Principal payments to members and related parties                    (82,552)           (155,948)            (22,159)
Principal payments on capital lease obligations                      (36,431)            (24,103)             (6,297)
Outstanding checks in excess of deposits                                   -                   -             (11,262)
                                                                   -------------------------------------------------
Net cash (used) provided by financing activities                     (46,961)           (211,327)            886,812
                                                                   -------------------------------------------------
Net (decrease) increase in cash                                      (71,117)             22,701              50,805

Cash at beginning of year                                             73,506              50,805                   -
                                                                   -------------------------------------------------
Cash at end of year                                                $   2,389           $  73,506           $  50,805
                                                                   =================================================

Supplemental disclosure of cash flow information
The Company made interest payments totaling $93,323 in 2000, $104,549 in 1999 and $75,984 in 1998.


See accompanying Notes to Financial Statements.

                          MidSouth Sign Company, LLC

                         Notes to Financial Statements

                               December 31, 2000


1.  Significant Accounting Policies and Basis of Presentation

Organization

MidSouth Sign Company, LLC ("the Company"), a limited liability company, manufactures and installs custom-made signs. In addition, the Company performs land surveys as a separate service associated with installation of signage.

Revenue and Cost Recognition

The Company recognizes sales and related expenses on the date the sign is installed or when product title otherwise passes to the customer.

Revenues from survey contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers it to be the best available measure of progress on the survey contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor and supplies. General and administrative costs are generally charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Trade Accounts Receivable

Accounts receivable are unsecured and due under stated terms. Credit risk with respect to accounts receivable is subject to the financial security of each customer. The Company does not require collateral.

Inventories

Inventories are valued at the lower of cost or market with cost being determined on the first-in, first-out ("FIFO") method.

                          MidSouth Sign Company, LLC

1.   Significant Accounting Policies and Basis of Presentation (continued)

Property, Plant and Equipment

Property, plant and equipment is stated at cost. Routine maintenance and repairs that do not improve or extend the lives of the related assets are charged to expense as incurred while major renewals and betterments are capitalized.

Prior to 1998, the Company used accelerated depreciation methods to calculate depreciation on property, plant and equipment. The Company believes the straight-line method more appropriately reflects its financial results by better allocating costs of property, plant and equipment over the useful lives of these assets. In addition, the new method more closely conforms with that prevalent in the industry in which the Company operates. To reflect the change in depreciation methods, accumulated depreciation was recomputed at January 1, 1998, resulting in a decrease in accumulated depreciation of $38,580 which is presented as a cumulative effect of change in accounting principle for the year ended December 31, 1998.

Goodwill

The Company was formed June 26, 1995 and acquired the net assets of an existing company on July 27, 1995. In connection with this acquisition, the Company recorded goodwill of $340,829. These costs are being amortized over 15 years using the straight-line method.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Accordingly, no provision for federal income taxes has been made in the financial statements. Members are taxed individually on their share of the Company's federal taxable earnings or losses.

Beginning in 2000, the Company is subject to Tennessee franchise and excise taxes due to a change in the state laws applicable to limited liability companies.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Reclassifications

Certain amounts in 1999 and 1998 have been reclassified to conform with the 2000 classifications.

                          MidSouth Sign Company, LLC

2.  Costs and Estimated Earnings on Uncompleted and Unbilled Contracts

As described in Note 1, the percentage-of-completion method of accounting for the survey contracts in progress as of the balance sheet date is used. The difference between the estimated revenues as calculated on the contracts in progress at the end of the period and the amounts billed on those contracts before the end of the period results in an asset for those contracts with estimated earnings in excess of billings and a liability for those contracts with billings in excess of estimated earnings, calculated as follows, as of December 31:

                                                         2000           1999
                                                       -----------------------

       Estimated revenues on uncompleted and
         unbilled contracts                            $618,486       $ 11,557
       Less:  billings to date                          544,670         80,000
                                                       -----------------------
       Net                                             $ 73,816       $(68,443)
                                                       =======================

This amount is included in the accompanying balance sheet under the following captions:

                                                         2000           1999
                                                       -----------------------

       Cost and estimated earnings in excess of
         billings on uncompleted contracts             $73,816        $      -

       Billings in excess of costs and estimated
         earnings on uncompleted contracts                   -         (68,443)
                                                       -----------------------
                                                       $73,816        $(68,443)
                                                       =======================

3.  Note Payable to Bank

The Company has a revolving line of credit agreement with a financial institution in the form of a note payable, which provides for maximum borrowings of $200,000. Under the terms of the note payable, interest is payable monthly on the outstanding balance at the prime rate as adjusted periodically plus 1% (10.50% as of December 31, 2000). Borrowings are collateralized by substantially all the Company's assets, excluding real property. Additionally, the members guarantee this agreement. The note payable expires in July of 2001, and any outstanding advances and accrued interest are due and payable at that time.

4.  Notes Payable to Members

The Company has $1,635,500 in notes payable to its members as of December 31, 2000 and 1999. These notes, which are uncollateralized, are noninterest bearing and are classified as long-term.

                          MidSouth Sign Company, LLC

5.  Notes Payable to Members (continued)

The Company has also agreed to make payments to a bank under a loan agreement in the favor of the members in which the Company received the loan proceeds. The balance of the note payable was $86,153 and $135,330 at December 31, 2000 and 1999, respectively, and is payable in quarterly installments of $15,000, including interest through June 2002. Interest is at prime plus 1% (10.5% at December 31, 2000). Principal payments are due as follows:

       2001                                       $53,373
       2002                                        32,780
                                                  -------
                                                  $86,153
                                                  =======

During 2000, 1999 and 1998, the Company incurred $11,118, $14,582 and $18,450, respectively, in interest expense related to this note.

5.  Long-Term Debt

Long-term debt consists of the following at December 31:

                                                                                   2000           1999
                                                                                ------------------------
       Note payable to financial institution, due in monthly
        installments of $4,501 including interest through April 2001, with the entire outstanding balance due May, 2001, interest at 8.75%, collateralized by accounts receivable, inventory
        and equipment, and guaranteed by the members                            $ 233,033      $ 264,774
       Note payable to financial institution, due in monthly
        installments of $4,166 including interest through May 2001,
        interest at 9.50%, collateralized by certain insurance premiums            16,339         61,876
       Note payable to financial institution, due in monthly
        installments of $4,006 including interest through July 2003,
        interest at 12.00%, collateralized by certain equipment                   106,320        139,437
       Note payable to financial institution, due in monthly
        installments of $438 including interest through August 2003,
        interest at 6.90%, collateralized by certain equipment                     14,029         17,346
       Note payable to financial institution, due in monthly
        installments of $2,314 including interest through January 2010,
        interest at 8.50%, collateralized by certain real estate                  175,338        187,631
                                                                                ------------------------
                                                                                  545,059        671,064
       Less current portion                                                      (304,590)      (126,005)
                                                                                ------------------------
       Long-term portion                                                        $ 240,469      $ 545,059
                                                                                ========================

                          MidSouth Sign Company, LLC

5.  Long-Term Debt (continued)

Principal maturities of long-term debt are as follows:

       2001                                                 $304,590
       2002                                                   61,455
       2003                                                   47,466
       2004                                                   17,250
       2005                                                   18,774
       Thereafter                                             95,524
                                                            --------
                                                            $545,059
                                                            ========

During 2000, 1999, and 1998, the Company incurred $65,827, $81,160, and $52,775, respectively, in interest expense related to the note payable to bank and long-term debt.

6.  Lease Obligations

The Company leases certain equipment under agreements that are classified as capital leases. These agreements expire in 2002 and 2003. According to the terms of the agreements, the Company is required to pay all maintenance and insurance costs. The Company incurred interest expense related to these leases totaling $13,305, $14,374, and $8,126 during 2000, 1999, and 1998, respectively.

The Company also leases various equipment under operating agreements that expire in 2001 through 2005. The Company leases three vehicles from a company, related through common ownership, under operating leases. Lease payments to the related company approximated $24,000 in 2000 and $12,000 in 1999. Total lease and rental expense under operating leases for 2000, 1999, and 1998 was $67,627, $59,210, and $28,748, respectively.

During 2000, the Company entered into an agreement for the sale and leaseback of certain equipment, resulting in net proceeds of $34,375. The lease is classified as operating, and accordingly, the net book value of this equipment has been removed from the accompanying balance sheet. The net gain of $15,875 that was realized on the sale transaction has been deferred and will be amortized in proportion to the related gross rental charged to expense over the lease term. The required future minimum lease payments under this arrangement are included in operating leases below.

                          MidSouth Sign Company, LLC

6.  Lease Obligations (continued)

Future minimum payments for leases, by year and in the aggregate, consist of the following as of December 31, 2000:

                                                             Operating
                                                       ---------------------
                                                        Related
                                                         Party     Other       Capital
                                                       --------------------------------
      2001                                               $9,707    $38,357     $ 60,384
      2002                                                    -     24,746       52,138
      2003                                                    -     15,729       24,279
      2004                                                    -      4,645            -
      2005                                                    -      1,202            -
                                                       --------------------------------
      Total minimum lease payments                       $9,707    $84,679      136,801
                                                       =====================
      Amount representing interest                                              (18,594)
                                                                               --------
      Present value of minimum lease payments
       (including $48,626 classified as current)                               $118,207
                                                                               ========

Property and equipment includes the following amounts for property and equipment acquired under capital leases as of December 31:

                                                         2000           1999
                                                       -----------------------

      Machinery and equipment                          $185,038       $137,011
      Accumulated amortization                          (77,859)       (44,458)
                                                       -----------------------
                                                       $107,179       $ 92,553
                                                       =======================

Amortization on these assets, computed by the straight-line method over the life of the asset or the term of the lease, is included in depreciation and amortization expense.

                          MidSouth Sign Company, LLC

7.   Retirement Plan

During 2000, the Company began a Savings Incentive Match Plan for Employees of Small Employers (Simple) ("the Plan") covering employees that receive at least $5,000 in compensation for the calendar year and at least $1,000 in compensation during any preceding calendar year. Employees may contribute up to $6,000 to the plan. The Company contributes a matching contribution equal to the employee's contributions up to a limit of 3% of the employee's compensation for the year, subject to certain restrictions. All contributions are fully vested and nonforfeitable. The Company's expense related to the Plan was $36,375 in 2000.

8.   Major Customers

During 2000, the Company had one customer with sales amounting to 28% of total sales. Accounts receivable related to this customer was 19% of total accounts receivable as of December 31, 2000.

9.   Commitments and Contingencies

The Company is currently a defendant in a lawsuit in which the plaintiff is seeking $750,000 in damages as well as treble damages for inducement of breach of contract. The Company has denied the allegations and is pursuing a legal defense. It is not possible to determine the likelihood of a favorable or unfavorable outcome at this time nor any ultimate potential liability as a result of this lawsuit, therefore, no liability has been recorded relating to this lawsuit. However, events may occur in the near term that could result in the recording of a liability.

10.  Subsequent Events

Effective January 1, 2001, Tice MSS, Inc. purchased all assets and liabilities of the Company with the exception of $1,635,500 of the notes payable to members and certain liabilities in excess of amounts stipulated in the purchase agreement in exchange for 5,000,000 shares of the restricted common stock of Tice Technology, Inc., valued at $1,050,000, based on the closing price of the shares on December 31, 2000.

                          MidSouth Sign Company, LLC

11.  Prior period adjustment

At December 31, 1997, the Company corrected its financial statements to properly state assets and liabilities. The effect of these adjustments was to increase members' deficit by $372,950, as summarized below:

     Members' deficit at December 31, 1997,
       as previously stated                                         $  (944,188)

       Accounts receivable                             $  44,223
       Inventory                                           9,567
       Property, plant and equipment                     (25,000)
       Other assets                                      (76,848)
       Accounts payable and accrued expenses             (93,826)
       Notes payable to members                         (130,061)
       Long-term debt                                   (101,005)
                                                       ----------
     Income effect of above corrections                                (372,950)
                                                                    ------------
     Members' deficit at December 31, 1997,
       as restated
                                                                    $(1,317,138)
                                                                    ============